SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2001.



                                 BisAssist, Inc.
                  (Exact name of registrant as specified in its
                                    charter)

1353 Middleton Dr., Suite 2000, Cedar Hill, Texas                       75104
(Address of principal executive offices)                           (Zip Code)

                                  972.293.1115
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name of former address, if changed since last report)





Nevada                        000-31441                               33-0921357
-------                       ---------                               ----------
(State or other         (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On or about March 15, 2001, the Registrant's auditor, Merdinger, Fruchter, Rosen & Corso, P.C., ("MFRC") was dismissed as the Registrant's auditor. MFRC's report on the Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Registrant's entire Board of Directors. There were no disagreements with the Registrant's former accountant on any matter. A correspondence from MFRC dated March 15, 2001, specifying that Registrant's disclosures regarding the change in accountants are true and correct is attached as Exhibit 16.
     On or about March 15, 2001, a new accountant, Clyde Bailey, P.C., was engaged as the principal accountant to audit the Registrant's financial statements.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                         BisAssist, Inc., a Nevada corporation


DATED:  March 15, 2001                By:      /s/ Calvin K. Mees
                                               --------------------------------
                                               Calvin K. Mees, President




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